Dreyfus New York Insured Tax Exempt Bond Fund

                        Supplement dated May 12, 1999
                     to the Prospectus dated May 1, 1999


At a meeting of the Board of Trustees of Dreyfus New York Insured Tax Exempt Bond Fund (the "Acquired Fund"), held on April 12, 1999, the Board approved, subject to shareholder approval, an Agreement and Plan of Reorganization (the "Agreement") between the Acquired Fund and General New York Municipal Bond Fund, Inc. (the "Acquiring Fund"). The Agreement provides for the transfer of all of the assets of the Acquired Fund, attributable to such Fund's shares, in exchange solely for shares of Common Stock, par value $.01 per share, of the Acquiring Fund, and the assumption by the Acquiring Fund of certain liabilities of the Acquired Fund and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund.

It is currently contemplated that shareholders of the Acquired Fund will be asked to approve the Agreement at a special meeting of shareholders to be held on or about August 4, 1999. If the Agreement is approved, the Reorganization will become effective on or about August 31, 1999. A Prospectus/Proxy Statement with respect to the proposed Reorganization will be mailed to Acquired Fund shareholders prior to the meeting. The Prospectus/Proxy Statement will describe the Acquiring Fund and other matters.